Exhibit (h)(2)

AMENDMENT TO AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

This Amendment, dated as of March 1, 2022 (the “Amendment”), to the Amended and Restated Expense Limitation Agreement effective as of March 1, 2005, and amended and restated as of March 1, 2022, as amended (the “Agreement”), is by and between Transamerica Asset Management, Inc. (the “Investment Manager”) and Transamerica Funds (the “Company”), on behalf of the Company’s series.

WHEREAS, the Company and the Investment Manager wish to amend the Schedule A to the Agreement approved at the December 2021 meeting of the Company’s Board of Trustees.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The parties agree to delete Schedule A of the Agreement in its entirety and replace it with the Schedule A attached hereto.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect, and this Amendment and the Agreement shall be read and construed as one agreement.

3. The Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Marijn P. Smit

Name:	Marijn P. Smit

Title:	Chairman of the Board, Chief Executive Officer and President

TRANSAMERICA FUNDS

By:	/Vincent J. Toner

Name:	Vincent J. Toner

Title:	Vice President and Treasurer

SCHEDULE A

TRANSAMERICA FUNDS

OPERATING EXPENSE LIMITS

This Schedule relates to the following Funds of the Company as of March 1, 2022:

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica ClearTrack® 2015[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2015[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2015[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2020[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2020[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2020[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2025[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2025[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2025[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2030[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2030[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2030[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2035[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2035[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2035[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2040[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2040[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2040[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2045[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2045[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2045[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2050[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2050[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2050[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2055[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2055[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2055[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® 2060[1]	ClassR1	1.20%	March1,2025
Transamerica ClearTrack® 2060[1]	ClassR3	0.95%	March1,2025
Transamerica ClearTrack® 2060[1]	ClassR6	0.55%	March1,2025
Transamerica ClearTrack® Retirement Income[1]	ClassR1	1.20%	March1,2025

Transamerica ClearTrack® Retirement Income[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® Retirement Income[1]	Class R6	0.55%	March 1, 2025
Transamerica Asset Allocation – Conservative Portfolio	Class A	0.60%	March 1, 2023
Transamerica Asset Allocation – Conservative Portfolio	Class C	1.35%	March 1, 2023
Transamerica Asset Allocation – Conservative Portfolio[7]	Class I	0.35%	March 1, 2023
Transamerica Asset Allocation – Conservative Portfolio	Class R	0.95%	March 1, 2023
Transamerica Asset Allocation – Conservative Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio	Class A	0.60%	March 1, 2023
Transamerica Asset Allocation – Growth Portfolio	Class C	1.35%	March 1, 2023
Transamerica Asset Allocation – Growth Portfolio[7]	Class I	0.35%	March 1, 2023
Transamerica Asset Allocation – Growth Portfolio	Class R	0.95%	March 1, 2023
Transamerica Asset Allocation – Growth Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio	Class A	0.60%	March 1, 2023
Transamerica Asset Allocation – Moderate Growth Portfolio	Class C	1.35%	March 1, 2023
Transamerica Asset Allocation – Moderate Growth Portfolio[7]	Class I	0.35%	March 1, 2023
Transamerica Asset Allocation – Moderate Growth Portfolio	Class R	0.85%	March 1, 2023
Transamerica Asset Allocation – Moderate Growth Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio	Class A	0.60%	March 1, 2023
Transamerica Asset Allocation – Moderate Portfolio	Class C	1.35%	March 1, 2023
Transamerica Asset Allocation – Moderate Portfolio[7]	Class I	0.35%	March 1, 2023
Transamerica Asset Allocation – Moderate Portfolio	Class R	0.85%	March 1, 2023
Transamerica Asset Allocation – Moderate Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation Intermediate Horizon	Class R	0.60%	March 1, 2023
Transamerica Asset Allocation Intermediate Horizon	Class R4	0.35%	March 1, 2023
Transamerica Asset Allocation Long Horizon	Class R	0.60%	March 1, 2023
Transamerica Asset Allocation Long Horizon	Class R4	0.35%	March 1, 2023
Transamerica Asset Allocation Short Horizon	Class R	0.60%	March 1, 2023
Transamerica Asset Allocation Short Horizon	Class R4	0.35%	March 1, 2023
Transamerica Balanced II	Class I3	0.66%	March 1, 2023
Transamerica Balanced II	Class R	1.10%	March 1, 2023
Transamerica Balanced II	Class R4	0.75%	March 1, 2023
Transamerica Bond	Class A	0.93%	March 1, 2023
Transamerica Bond	Class C	1.60%	March 1, 2023
Transamerica Bond	Class I	0.50%	March 1, 2023
Transamerica Bond	Class I2	0.52%	March 1, 2023
Transamerica Bond	Class R	1.18%	March 1, 2023
Transamerica Bond	Class R6	0.52%	March 1, 2023
Transamerica Capital Growth	Class A	1.16%	March 1, 2023
Transamerica Capital Growth	Class C	1.90%	March 1, 2023
Transamerica Capital Growth	Class I	0.83%	March 1, 2023
Transamerica Capital Growth	Class I2	0.78%	March 1, 2023

Transamerica Capital Growth	Class R	1.41%	March 1, 2023
Transamerica Capital Growth	Class R6	0.74%	March 1, 2023
Transamerica Core Bond	Class I2	0.54%	March 1, 2023
Transamerica Emerging Markets Debt	Class A	1.25%	March 1, 2023
Transamerica Emerging Markets Debt	Class C	2.00%	March 1, 2023
Transamerica Emerging Markets Debt	Class I	0.85%	March 1, 2023
Transamerica Emerging Markets Debt	Class I2	0.85%	March 1, 2023
Transamerica Emerging Markets Debt	Class R6	0.85%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class A	1.55%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class C	2.30%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class I	0.98%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class I2	0.95%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class R	1.80%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class R3	1.70%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class R4	1.55%	March 1, 2023
Transamerica Emerging Markets Opportunities	Class R6	0.95%	March 1, 2023
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Class A	1.60%	March 1, 2023
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Class C	2.35%	March 1, 2023
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Class I	1.35%	March 1, 2023
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Class I2	1.25%	March 1, 2023
Transamerica Floating Rate	Class A	1.05%	March 1, 2023
Transamerica Floating Rate	Class C	1.80%	March 1, 2023
Transamerica Floating Rate	Class I	0.80%	March 1, 2023
Transamerica Floating Rate	Class I2	0.80%	March 1, 2023
Transamerica Government Money Market	Class A	0.73%	March 1, 2023
Transamerica Government Money Market	Class C	1.48%	March 1, 2023
Transamerica Government Money Market	Class I	0.38%	March 1, 2023
Transamerica Government Money Market	Class I2	0.38%	March 1, 2023
Transamerica Government Money Market	Class I3	0.38%	March 1, 2023
Transamerica Government Money Market	Class R2	0.80%	March 1, 2023
Transamerica Government Money Market	Class R4	0.50%	March 1, 2023
Transamerica High Quality Bond	Class I3	0.51%	March 1, 2023
Transamerica High Quality Bond	Class R	1.00%	March 1, 2023
Transamerica High Quality Bond	Class R4	0.65%	March 1, 2023
Transamerica High Yield Bond	Class A	1.09%	March 1, 2023
Transamerica High Yield Bond	Class C	1.85%	March 1, 2023
Transamerica High Yield Bond[5]	Class I	0.79%	March 1, 2023
Transamerica High Yield Bond	Class I2	0.67%	March 1, 2023
Transamerica High Yield Bond	Class I3	0.67%	March 1, 2023

Transamerica High Yield Bond	Class R	1.10%	March 1, 2023
Transamerica High Yield Bond	Class R4	0.85%	March 1, 2023
Transamerica High Yield Bond	Class R6	0.67%	March 1, 2023
Transamerica High Yield ESG	Class A	1.00%	March 1, 2023
Transamerica High Yield ESG	Class C	1.75%	March 1, 2023
Transamerica High Yield ESG[5]	Class I	0.85%	March 1, 2023
Transamerica High Yield ESG	Class I2	0.75%	March 1, 2023
Transamerica High Yield ESG	Class R	1.25%	March 1, 2023
Transamerica High Yield ESG	Class R3	1.15%	March 1, 2023
Transamerica High Yield ESG	Class R4	1.00%	March 1, 2023
Transamerica High Yield ESG	Class R6	0.75%	March 1, 2023
Transamerica High Yield Muni[2]	Class A	1.01%	March 1, 2023
Transamerica High Yield Muni[2]	Class C	1.76%	March 1, 2023
Transamerica High Yield Muni	Class I	0.76%	March 1, 2023
Transamerica High Yield Muni	Class I2	0.73%	March 1, 2023
Transamerica Inflation Opportunities	Class A	1.00%	March 1, 2023
Transamerica Inflation Opportunities	Class C	1.71%	March 1, 2023
Transamerica Inflation Opportunities	Class I	0.65%	March 1, 2023
Transamerica Inflation Opportunities	Class I2	0.64%	March 1, 2023
Transamerica Inflation Opportunities	Class R6	0.64%	March 1, 2023
Transamerica Inflation-Protected Securities	Class I3	0.53%	March 1, 2023
Transamerica Inflation-Protected Securities	Class R	1.00%	March 1, 2023
Transamerica Inflation-Protected Securities	Class R4	0.65%	March 1, 2023
Transamerica Intermediate Bond	Class I2	0.50%	March 1, 2023
Transamerica Intermediate Bond	Class I3	0.46%	March 1, 2023
Transamerica Intermediate Bond	Class R	1.00%	March 1, 2023
Transamerica Intermediate Bond	Class R4	0.65%	March 1, 2023
Transamerica Intermediate Bond	Class R6	0.46%	March 1, 2023
Transamerica Intermediate Muni[2,3]	Class A	0.85%	March 1, 2023
Transamerica Intermediate Muni[2,3]	Class C	1.54%	March 1, 2023
Transamerica Intermediate Muni[3]	Class I	0.49%	March 1, 2023
Transamerica Intermediate Muni[3]	Class I2	0.60%	March 1, 2023
Transamerica International Equity	Class A	1.25%	March 1, 2023
Transamerica International Equity	Class C	2.00%	March 1, 2023
Transamerica International Equity	Class I	1.00%	March 1, 2023
Transamerica International Equity	Class I2	0.90%	March 1, 2023
Transamerica International Equity	Class I3	0.90%	March 1, 2023
Transamerica International Equity	Class R	1.40%	March 1, 2023
Transamerica International Equity	Class R4	1.15%	March 1, 2023
Transamerica International Equity	Class R6	0.90%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class A	1.20%	March 1, 2023

Transamerica International Focus (formerly, Transamerica International Growth)	Class C	1.95%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class I	1.05%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class I2	0.95%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class R	1.55%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class R4	1.20%	March 1, 2023
Transamerica International Focus (formerly, Transamerica International Growth)	Class R6	0.87%	March 1, 2023
Transamerica International Small Cap Value	Class I	1.16%	March 1, 2023
Transamerica International Small Cap Value	Class I2	1.12%	March 1, 2023
Transamerica International Small Cap Value	Class R6	1.22%	March 1, 2023
Transamerica International Stock	Class A	1.25%	March 1, 2023
Transamerica International Stock	Class I	1.00%	March 1, 2023
Transamerica International Stock	Class I2	0.95%	March 1, 2023
Transamerica International Stock	Class R6	0.92%	March 1, 2023
Transamerica Large Cap Value	Class A	1.09%	March 1, 2023
Transamerica Large Cap Value	Class C	1.83%	March 1, 2023
Transamerica Large Cap Value[6]	Class I	0.77%	March 1, 2023
Transamerica Large Cap Value	Class I2	0.72%	March 1, 2023
Transamerica Large Cap Value	Class R6	0.67%	March 1, 2023
Transamerica Large Core	Class I3	0.65%	March 1, 2023
Transamerica Large Core	Class R	1.15%	March 1, 2023
Transamerica Large Core	Class R4	0.81%	March 1, 2023
Transamerica Large Growth	Class I3	0.74%	March 1, 2023
Transamerica Large Growth	Class R	1.25%	March 1, 2023
Transamerica Large Growth	Class R4	0.90%	March 1, 2023
Transamerica Large Growth	Class R6	0.74%	March 1, 2023
Transamerica Large Value Opportunities	Class I3	0.65%	March 1, 2023
Transamerica Large Value Opportunities	Class R	1.00%	March 1, 2023
Transamerica Large Value Opportunities	Class R4	0.75%	March 1, 2023
Transamerica Mid Cap Growth	Class A	1.30%	March 1, 2023
Transamerica Mid Cap Growth	Class C	1.99%	March 1, 2023
Transamerica Mid Cap Growth	Class I	0.98%	March 1, 2023
Transamerica Mid Cap Growth	Class I2	0.85%	March 1, 2023
Transamerica Mid Cap Growth	Class I3	0.85%	March 1, 2023
Transamerica Mid Cap Growth	Class R	1.35%	March 1, 2023
Transamerica Mid Cap Growth	Class R4	0.95%	March 1, 2023
Transamerica Mid Cap Growth	Class R6	0.85%	March 1, 2023
Transamerica Mid Cap Value	Class I2	1.00%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class A	1.20%	March 1, 2023

Transamerica Mid Cap Value Opportunities	Class C	1.95%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class I	0.90%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class I2	0.80%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class I3	0.80%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class R	1.25%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class R4	0.90%	March 1, 2023
Transamerica Mid Cap Value Opportunities	Class R6	0.80%	March 1, 2023
Transamerica Multi-Asset Income[4]	Class A	1.12%	March 1, 2023
Transamerica Multi-Asset Income[4]	Class C	1.87%	March 1, 2023
Transamerica Multi-Asset Income[4]	Class I	0.72%	March 1, 2023
Transamerica Multi-Asset Income[4]	Class I2	0.83%	March 1, 2023
Transamerica Multi-Managed Balanced	Class A	1.09%	March 1, 2023
Transamerica Multi-Managed Balanced	Class C	1.84%	March 1, 2023
Transamerica Multi-Managed Balanced	Class I	0.83%	March 1, 2023
Transamerica Multi-Managed Balanced	Class I2	0.73%	March 1, 2023
Transamerica Multi-Managed Balanced	Class R6	0.70%	March 1, 2023
Transamerica Multi-Managed Balanced	Class R	1.34%	March 1, 2023
Transamerica Short-Term Bond	Class A	0.84%	March 1, 2023
Transamerica Short-Term Bond	Class C	1.56%	March 1, 2023
Transamerica Short-Term Bond	Class I	0.57%	March 1, 2023
Transamerica Short-Term Bond	Class I2	0.50%	March 1, 2023
Transamerica Short-Term Bond	Class R6	0.50%	March 1, 2023
Transamerica Small Cap Growth	Class A	1.40%	March 1, 2023
Transamerica Small Cap Growth	Class C	2.13%	March 1, 2023
Transamerica Small Cap Growth	Class I	1.10%	March 1, 2023
Transamerica Small Cap Growth	Class I2	1.00%	March 1, 2023
Transamerica Small Cap Growth	Class I3	1.00%	March 1, 2023
Transamerica Small Cap Growth	Class R	1.55%	March 1, 2023
Transamerica Small Cap Growth	Class R4	1.15%	March 1, 2023
Transamerica Small Cap Growth	Class R6	1.00%	March 1, 2023
Transamerica Small Cap Value	Class A	1.30%	March 1, 2023
Transamerica Small Cap Value	Class C	2.05%	March 1, 2023
Transamerica Small Cap Value	Class I	1.05%	March 1, 2023
Transamerica Small Cap Value	Class I2	0.95%	March 1, 2023
Transamerica Small Cap Value	Class I3	0.95%	March 1, 2023
Transamerica Small Cap Value	Class R	1.50%	March 1, 2023
Transamerica Small Cap Value	Class R4	1.10%	March 1, 2023
Transamerica Small Cap Value	Class R6	0.95%	March 1, 2023
Transamerica Small/Mid Cap Value	Class A	1.30%	March 1, 2023
Transamerica Small/Mid Cap Value	Class C	2.02%	March 1, 2023
Transamerica Small/Mid Cap Value	Class I	0.97%	March 1, 2023
Transamerica Small/Mid Cap Value	Class I2	0.90%	March 1, 2023

Transamerica Small/Mid Cap Value	Class R6	0.88%	March 1, 2023
Transamerica Stock Index	Class R	0.65%	May 1, 2023
Transamerica Stock Index	Class R4	0.30%	May 1, 2023
Transamerica Sustainable Bond	Class A	0.80%	March 1, 2023
Transamerica Sustainable Bond	Class C	1.55%	March 1, 2023
Transamerica Sustainable Bond	Class I	0.50%	March 1, 2023
Transamerica Sustainable Bond	Class I2	0.45%	March 1, 2023
Transamerica Sustainable Bond	Class R	1.05%	March 1, 2023
Transamerica Sustainable Bond	Class R3	0.85%	March 1, 2023
Transamerica Sustainable Bond	Class R4	0.70%	March 1, 2023
Transamerica Sustainable Bond	Class R6	0.45%	March 1, 2023
Transamerica Sustainable Equity Income	Class A	1.09%	March 1, 2023
Transamerica Sustainable Equity Income	Class C	1.90%	March 1, 2023
Transamerica Sustainable Equity Income[6]	Class I	0.90%	March 1, 2023
Transamerica Sustainable Equity Income	Class I2	0.80%	March 1, 2023
Transamerica Sustainable Equity Income	Class R6	0.80%	March 1, 2023
Transamerica Total Return	Class I2	0.68%	March 1, 2023
Transamerica Unconstrained Bond	Class A	1.20%	March 1, 2023
Transamerica Unconstrained Bond	Class C	1.20%	March 1, 2023
Transamerica Unconstrained Bond	Class I	0.95%	March 1, 2023
Transamerica Unconstrained Bond	Class I2	0.85%	March 1, 2023
Transamerica US Growth	Class A	1.16%	March 1, 2023
Transamerica US Growth	Class C	1.86%	March 1, 2023
Transamerica US Growth	Class I	0.86%	March 1, 2023
Transamerica US Growth	Class I2	0.76%	March 1, 2023
Transamerica US Growth	Class R6	0.73%	March 1, 2023
Transamerica US Growth	Class T	0.79%	March 1, 2023

1.	Acquired fund fees are included within the fund’s expense cap for Transamerica ClearTrack Series.

2.	Transamerica Capital, Inc. has contractually agreed to waive 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2023.

3.	Acquired fund fees are included within the fund’s expense cap for Transamerica Intermediate Muni.

4.

TAM has contractually agreed to further reduce Fund Operating Expenses by reimbursing acquired fund fees and expenses through March 1, 2023. Acquired fund fees are included within the fund’s expense cap for Transamerica Multi-Asset Income.

5.	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2023.

6.	TAM has contractually agreed to reimburse 0.090% of the transfer agency fees on Class I shares through March 1, 2023.

7.	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2023.

6.	Transamerica Capital, Inc. has contractually agreed to waive 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2023.

SCHEDULE B

DATED AS OF MARCH 1, 2022

TRANSAMERICA FUNDS

FUNDS SUBJECT TO EXPENSE REIMBURSEMENT

Transamerica ClearTrack® 2015
Transamerica ClearTrack® 2020
Transamerica ClearTrack® 2025
Transamerica ClearTrack® 2030
Transamerica ClearTrack® 2035
Transamerica ClearTrack® 2040
Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2060
Transamerica ClearTrack® Retirement Income
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation Short Horizon
Transamerica Balanced II
Transamerica Bond
Transamerica Capital Growth
Transamerica Core Bond
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Opportunities
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)

Transamerica Floating Rate
Transamerica Government Money Market
Transamerica High Quality Bond
Transamerica High Yield Bond
Transamerica High Yield ESG
Transamerica High Yield Muni
Transamerica Inflation Opportunities
Transamerica Inflation-Protected Securities
Transamerica Intermediate Bond
Transamerica Intermediate Muni
Transamerica International Equity
Transamerica International Focus (formerly, Transamerica International Growth)
Transamerica International Small Cap Value
Transamerica International Stock
Transamerica Large Cap Value
Transamerica Large Core
Transamerica Large Growth
Transamerica Large Value Opportunities
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Multi-Asset Income
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Stock Index
Transamerica Sustainable Bond
Transamerica Sustainable Equity Income
Transamerica Total Return
Transamerica Unconstrained Bond
Transamerica US Growth